MUNIYIELD
CALIFORNIA
INSURED
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                           #16338 -- 4/97


MuniYield California Insured Fund, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Stock of MuniYield California Insured Fund, Inc. earned $0.426 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.00%, based on a month-end per share net asset value of $14.32. Over the same period, the total investment return on the Fund's Common Stock was +1.21%, based on a change in per share net asset value from $14.59 to $14.32, and assuming reinvestment of $0.430 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction Market Preferred Stock had an average yield of 3.53% for Series A and 3.29% for Series B.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three months ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City Water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
For the six-month period ended April 30, 1997, we focused on sustaining an appealing level of tax-exempt income while seeking to achieve an above-average total return for the Fund. We entered the April period optimistic that interest rates would decline because of the seemingly attractive level of interest rates and the tight technical market in municipal bonds. To take advantage of this scenario, we extended the portfolio's duration and lowered cash reserves to a minimal level. From November 1996 to the beginning of December 1996, this strategy prevailed as interest rates declined about 30 basis points.

The following three months proved to be extremely volatile as economic reports suggested strength in the economy with benign inflation combined with the threat of a monetary tightening by the FRB. Our investment strategy shifted at this point to seek to take advantage of the trading ranges the municipal market maintained during this time. Finally in late March 1997 when the FRB raised the Federal Funds rate by 25 basis points, interest rates broke out of the trading range in which they had vacillated. At this point our strategy shifted again because of the attractive level of interest rates. Therefore, we extended the portfolio's duration and again lowered cash reserves to minimal levels in anticipation of a decline in interest rates. This strategy proved correct as interest rates rallied during the last week of April and declined nearly 25 basis points very quickly. Looking forward, we anticipate a volatile market that will once again remain caught within a constrained trading range until the economy either moderates or accelerates even further.

In Conclusion
We appreciate your ongoing interest in MuniYield California Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

June 4, 1997



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield California Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MuniYield California Insured Fund, Inc.                                                                             April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

 S&P     Moody's         Face                                                                                              Value
Ratings  Ratings        Amount                                     Issue                                                 (Note 1a)

California -- 97.8%
                               Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public
                               Improvement Project), Sub-Series C (i):
AAA       Aaa          $6,310  5.90%** due 9/01/2019                                                                      $1,703
AAA       Aaa          17,630  5.90%** due 9/01/2020                                                                       4,447
AAA       Aaa           1,960  Berkeley, California, Unified School District, UT, Series C, 6.50% due 8/01/2019 (b)        2,093
AAA       Aaa           2,000  Beverly Hills, California, Public Financing Authority, Lease Revenue Bonds, INFLOS,
                               Series A, 7.47% due 6/01/2015 (d)(e)                                                        1,865
AAA       Aaa           2,000  Big Bear Lake, California, Water Revenue Refunding Bonds, 6% due 4/01/2022 (d)              2,090
                               California Health Facilities Financing Authority Revenue Bonds:
AAA       Aaa           2,850  (Adventist Health System Hospital), Series B, 6.50% due 3/01/2011 (d)                       3,025
AAA       Aaa           1,415  (Kaiser Permanente), Series A, 7% due 10/01/2018 (b)                                        1,507
AAA       Aaa           2,750  (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (d)                            2,869
                               California HFA, Home Mortgage Revenue Bonds, AMT:
AA-        Aa             210  Series B, 8% due 8/01/2029                                                                    219
AA-        Aa           4,220  Series F-1, 7% due 8/01/2026                                                                4,451
AA-        Aa           5,675  Series G, 7.05% due 8/01/2027                                                               5,903
AA-        Aa           1,950  California HFA, Revenue Bonds, RIB, AMT, 9.112% due 8/01/2023 (e)                           2,040
NR*        P1           1,400  California Pollution Control Financing Authority, Resource Recovery Revenue Refunding
                               Bonds (Ultra Power Rocklin Project), VRDN, AMT, Series B, 4.45% due 6/01/2017 (a)           1,400
                               California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, AMT:
A          A2           3,000  (Keller Canyon Landfill Company Project), 6.875% due 11/01/2027                             3,220
A1+        VMIG1+       8,000  (Shell Oil Co. - Martinez Project), VRDN, Series A, 4.15% due 10/01/2024 (a)                8,000
NR*        Baa            900  California Public Capital Improvements Financing Authority Revenue Bonds
                               (Joint Powers Agency - Pooled Projects), Series E, 8.25% due 3/01/1998                        925
NR*        Aaa          1,060  California Rural Home Mortgage Finance Authority, S/F Mortgage Revenue Bonds
                               (Mortgage-Backed Securities Program), AMT, Series A-1, 6.90% due 12/01/2024 (g)(h)          1,131
                               California State, GO, UT (c):
AAA        Aaa          4,840  6.90% due 11/01/2004 (f)                                                                    5,525
AAA        Aaa          2,615  7% due 11/01/2004 (f)                                                                       3,002
AAA        Aaa          1,700  6.80% due 11/01/2009                                                                        1,891
AAA        Aaa            160  6.90% due 11/01/2011                                                                          179
AAA        Aaa             85  7% due 11/01/2014                                                                              94
A1+        NR*          1,700  California State, Municipal Securities Trust Receipts, VRDN, 4.60% due 8/01/2019 (a)        1,700
                               California State Public Works Board, Lease Revenue Bonds:
AAA        Aaa          5,110  Refunding (Department of Corrections - California State Prisons), Series A,
                               5% due 12/01/2019 (b)                                                                       4,671
A          Aaa          1,785  (Various California State University Projects), Series A, 6.70% due 10/01/2002 (f)          1,978
A          Aaa          3,000  Various Community College Projects), Series B, 7% due 3/01/2004 (f)                         3,414
SP1+       MIG1+        1,300  California State, RAN, Series A, 4.50% due 6/30/1997                                        1,301
AAA        Aaa          3,000  California State, Revenue Refunding Bonds, 5.375% due 6/01/2026 (c)                         2,842
                               California Statewide Community Development Authority Revenue Bonds, COP:
AAA        Aaa          2,000  (Good Samaritan Health System), 6.50% due 5/01/2004 (f)(j)                                  2,219
AA         Aa           1,750  (Saint Joseph Health System Group), 6.50% due 7/01/2015                                     1,876
NR*        Aa2          1,500  California Statewide Community Development Authority, Solid Waste Facilities Revenue
                               Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT, 4.15% due 12/15/2024 (a)                    1,500
AAA        Aaa          5,000  Central Coast Water Authority, California, Revenue Refunding Bonds (State Water Project
                               Regional Facilities), Series A, 5% due 10/01/2022 (b)                                       4,502
AAA        Aaa          3,000  Cerritos, California, Public Financing Authority, Revenue Refunding Bonds (Los Coyotes
                               Redevelopment Project Loan), Series A, 6.50% due 11/01/2023 (b)                             3,344
AAA        Aaa          7,000  Compton, California, Community Redevelpment Agency, Tax Allocation Refunding Bonds
                               (Compton Redevelopment Project), Series A, 6.50% due 8/01/2013 (i)                          7,531
AAA        Aaa          5,720  Contra Costa, California, Water District, Water Revenue Bonds, Series D, 6.375%
                               due 10/01/2022 (b)                                                                          5,989
AAA        Aaa          5,000  Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                               6.50% due 9/01/2022 (c)                                                                     5,329
AAA        Aaa          1,000  East Bay, California, Municipal Utility District, Wastewater Treatment System Revenue
                               Refunding Bonds, 5% due 6/01/2026 (c)                                                         895
AAA        Aaa          2,000  East Bay, California, Municipal Utility District, Water System Subordinated Revenue
                               Refunding Bonds, 5% due 6/01/2026 (c)                                                       1,789
AAA       Aaa           5,000  El Camino, California, Hospital District Revenue Refunding Bonds, Series A,
                               6.25% due 8/15/2017 (b)                                                                     5,137
AAA       Aaa           5,100  El Dorado County, California, Public Agency, Financing Authority Revenue Refunding Bonds,
                               5.50% due 2/15/2021 (c)                                                                     4,929
AAA       Aaa           3,500  Elk Grove, California, Unified School District Number 1, Community Facilities,
                               Special District Tax Bonds, 7% due 12/01/2003 (b)(f)                                        3,981
AAA       Aaa           1,000  Fairfield - Suisun, California, Sewer District Revenue Refunding Bonds, Series A,
                               6.25% due 5/01/2016 (d)                                                                     1,034
BBB       Baa           4,695  Inglewood, California, Public Financing Authority Revenue Bonds (Manchester - Prairie -
                               N. Inglewood Industrial Park Project), Series B, 7% due 5/01/2022                           4,982
AAA       Aaa           7,365  Los Angeles, California, Harbor Department Revenue Bonds, RITR, AMT, 7.645%
                               due 11/01/2026 (d)(e)                                                                       7,789
                               Los Angeles County, California, Metropolitan Transportation Authority,
                               Sales Tax Revenue Bonds:
AAA       Aaa           4,750  (Proposition C), Second Series A, 5% due 7/01/2025 (b)                                      4,243
A1+       VMIG1+        2,800  Refunding (Proposition C - Second Senior), VRDN, Series A, 4.50% due 7/01/2020 (a)(d)       2,800
AAA       Aaa           6,475  M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project), Series E,
                               6.50% due 7/01/2017 (d)                                                                     6,926
AA        Aa            4,750  Metropolitan Water District, Southern California, Waterworks Revenue Refunding Bonds,
                               Series A, 5.75% due 7/01/2021                                                               4,837
                               Mount Diablo, California, Unified School District, Community Facilities, Special District
                               Number 1 Tax Bonds (b):
AAA       Aaa           3,000  6.30% due 8/01/2022                                                                         3,114
AAA       Aaa           7,290  Refunding, 5.375% due 8/01/2019                                                             6,949
AA        Aa3           2,000  Mountain View - Los Altos, California, Unified High School District, Series B, 6.50%
                               due 5/01/2017                                                                               2,158
AAA       Aaa           3,000  Northern California Public Power Agency, Revenue Refunding Bonds
                               (Hydroelectric Project No. 1), Series A, 6.25% due 7/01/2012 (d)                            3,142
AAA       Aaa           1,900  Oakland, California, Redevelopment Agency, Revenue Refunding Bonds, INFLOS, 7.915%
                               due 9/01/2019 (d)(e)                                                                        1,872
AAA       Aaa          16,000  Orange County, California, Local Transportation Authority, Sales Tax Revenue Bonds,
                               Second Series, 6.10% due 2/14/2011 (c)                                                     16,529
AAA       Aaa           2,000  Orchard, California, School District, GO, UT, Series A, 6.50% due 8/01/2019 (c)             2,132
AAA       Aaa           1,000  Palm Springs, California, Financing Authority, Lease Revenue Bonds
                               (Convention Center Project), Series A, 6.75% due 11/01/2021 (d)                             1,082
AAA       Aaa          16,955  Port Oakland, California, Port Revenue Bonds, AMT, Series E, 6.50% due 11/01/2016 (d)      17,763
AAA       Aaa           2,000  Rancho, California, Water District Financing Authority Revenue Bonds, RITES, 8.924%
                               due 9/11/2001 (b)(e)(f)                                                                     2,340
                               Rancho Cucamonga, California, Redevelopment Agency Tax Allocation Bonds (Rancho
                               Redevelopment Project) (d):
AAA       Aaa           1,910  7.125% due 9/01/2019                                                                        2,052
AAA       Aaa           1,000  5.25% due 9/01/2026                                                                           924
NR*       A2            4,900  Rancho Mirage, California, Joint Powers Financing Authority, COP (Eisenhower Memorial
                               Hospital), 7% due 3/01/2002 (f)                                                             5,436
AAA       Aaa           8,000  Sacramento, California, City Financing Authority, Lease Revenue Refunding Bonds,
                               Series A, 5.40% due 11/01/2020 (b)                                                          7,731
                               Sacramento, California, Municipal Utility District, Electric Revenue Bonds (d):
AAA       Aaa           1,000  Refunding, Series G, 6.50% due 9/01/2013                                                    1,105
AAA       Aaa           8,500  Series B, 6.375% due 8/15/2022                                                              8,920
AAA       Aaa           1,500  San Diego, California, IDR, RITR, 7.435% due 9/01/2018 (e)                                  1,566
                               San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds (c):
AAA       Aaa           6,500  5% due 5/15/2020                                                                            5,874
AAA       Aaa           1,390  5.25% due 5/15/2022                                                                         1,297
AAA       Aaa          18,250  5% due 5/15/2025                                                                           16,331
AAA       Aaa           7,500  San Francisco, California, City and County International Airports Commission,
                               Revenue Refunding Bonds, Second Series, Issue 2, 6.75% due 5/01/2020 (d)                    8,163
                               San Francisco, California, City and County Redevelopment Agency, Lease Revenue Bonds
                               (George R. Moscone Convention Center) (i):
AAA       Aaa           1,200  6.80% due 7/01/2019                                                                         1,315
AAA       Aaa           2,060  6.75% due 7/01/2024                                                                         2,251
AAA       Aaa           2,000  San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                               6% due 10/01/2011 (b)                                                                       2,066
AAA       Aaa           7,500  San Francisco, California, State Building Authority, Lease Revenue Bonds
                               (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (b)                    7,009
AAA       Aaa           4,000  San Mateo County, California, Transportation District, Sales Tax Revenue Refunding Bonds,
                               Series A, 8% due 6/01/2020 (d)                                                              5,198
AAA       Aaa           6,945  Santa Ana, California, Financing Authority, Lease Revenue Bonds (Police Administration
                               and Holding Facility), Series A, 6.25% due 7/01/2024 (d)                                    7,499
AAA       Aaa           1,350  Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (d)          1,439
AAA       Aaa           1,350  Santa Clara County, California, COP, Refunding Bonds (Capital Project I), 6.25% due
                               10/01/2016 (b)                                                                              1,399
                               Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC Facility
                               Replacement Project), Series A (b):
AAA       Aaa           3,540  7.75% due 11/15/2011                                                                        4,307
AAA       Aaa           2,700  6.75% due 11/15/2020                                                                        2,959
AAA       Aaa           5,000  Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                               (Consolidated Redevelopment Project), Series A, 6.40% due 9/01/2022 (d)                     5,244
AAA       Aaa           2,185  Santa Rosa, California, High School District GO, UT, 6.375% due 5/01/2016 (d)               2,297
                               Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater Project),
                               Series A:
AAA       Aaa           4,300  6.50% due 9/01/2000 (b)(f)                                                                  4,633
AAA       Aaa           1,590  Refunding, 5.15% due 9/01/2017 (c)                                                          1,484
AAA       Aaa           1,500  Stockton, California, COP, Revenue Bonds (Wastewater Treatment Plant Expansion),
                               Series A, 6.80% due 9/01/2024 (c)                                                           1,646
AAA       Aaa           2,000  University of California Revenue Bonds (Multiple Purpose Projects), Series D,
                               6.375% due 9/01/2024 (d)                                                                    2,099
AAA       Aaa           2,000  Visalia, California, COP, Refunding (Multiple Projects), Series B, 5.375%
                               due 12/01/2026 (d)                                                                          1,886
Puerto Rico -- 1.2%

A1+       VMIG1+        4,000  Puerto Rico Commonwealth, Government Development Bank, Revenue Refunding Bonds,
                               VRDN, 4.30% due 12/01/2015 (a)                                                              4,000

Total Investments (Cost -- $320,129) -- 99.0%                                                                            330,328

Other Assets Less Liabilities -- 1.0%                                                                                      3,438
                                                                                                                        --------
Net Assets -- 100.0%                                                                                                    $333,766
                                                                                                                        ========

(a)  The interest rate is subject to change periodically based upon prevailing market rates.
     The interest rate shown is the rate in effect at April 30, 1997.
(b)  AMBAC Insured.
(c)  FGIC Insured.
(d)  MBIA Insured.
(e)  The interest rate is subject to change periodically and inversely based upon prevailing market rates.
     The interest rate shown is the rate in effect at April 30, 1997.
(f)  Prerefunded.
(g)  GNMA Collateralized.
(h)  FHLMC Collateralized.
(i)  FSA Insured.
(j)  CAPMAC Insured.
*    Not Rated.
**   Represents a zero coupon bond; the interest rate shown
     is the effective yield at the time of purchase by the Fund.
+    Highest short-term ratings by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate Municipal Bonds
RAN    Revenue Anticipation Notes
RIB    Residual Interest Bonds
RITES  Residual Interest Tax-Exempt Securities
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:           Investments, at value (identified cost -- $320,128,577) (Note 1a)                       $330,327,862
                  Cash                                                                                          94,377
                  Receivables:
                  Interest                                                                    $6,006,290
                  Securities sold                                                              1,433,491     7,439,781
                                                                                           -------------
                  Deferred organization expenses (Note 1e)                                                       4,571
                  Prepaid expenses and other assets                                                             12,161
                                                                                                         -------------
                  Total assets                                                                             337,878,752
                                                                                                         -------------

Liabilities:      Payables:
                  Securities purchased                                                         3,455,688
                  Dividends to shareholders (Note 1f)                                            437,951
                  Investment adviser (Note 2)                                                    135,879     4,029,518
                                                                                           -------------
                  Accrued expenses and other liabilities                                                        82,827
                                                                                                         -------------
                  Total liabilities                                                                          4,112,345
                                                                                                         -------------

Net Assets:       Net assets                                                                              $333,766,407
                                                                                                         =============

Capital:          Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.05 per share (4,000 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference)                     $100,000,000
                  Common Stock, par value $.10 per share (16,328,873 shares issued
                  and outstanding)                                                            $1,632,887
                  Paid-in capital in excess of par                                           227,673,373
                  Undistributed investment income -- net                                       1,639,609
                  Accumulated realized capital losses on investments -- net (Note 5)          (7,378,747)
                  Unrealized appreciation on investments -- net                               10,199,285
                                                                                           -------------
                  Total -- Equivalent to $14.32 net asset value per share of Common Stock
                  (market price -- $13.75)                                                                 233,766,407
                                                                                                         -------------
                  Total capital                                                                           $333,766,407
                                                                                                         =============
                  * Auction Market Preferred Stock.

                  See Notes to Financial Statements.




Statement of Operations

                                                                                                          For the Six
                                                                                                          Months Ended
                                                                                                         April 30, 1997
Investment        Interest and amortization of premium and discount earned                                    $9,621,392
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                             $836,927
                    Commission fees (Note 4)                                                       123,678
                    Professional fees                                                               37,664
                    Transfer agent fees                                                             31,030
                    Accounting services (Note 2)                                                    21,512
                    Listing fees                                                                    11,849
                    Directors' fees and expenses                                                    11,129
                    Custodian fees                                                                   8,423
                    Printing and shareholder reports                                                 8,120
                    Pricing fees                                                                     6,771
                    Amortization of organization expenses (Note 1e)                                  2,233
                    Other                                                                           12,089
                                                                                             -------------
                    Total expenses                                                                             1,111,425
                                                                                                           -------------
                    Investment income -- net                                                                   8,509,967
                                                                                                           -------------

Realized &          Realized gain on investments -- net                                                        1,854,000
Unrealized          Change in unrealized appreciation on investments -- net                                   (6,089,619)
Gain (Loss) on                                                                                             -------------
Investments --      Net Increase in Net Assets Resulting from Operations                                      $4,274,348
Net (Notes 1b,                                                                                             =============
1d & 3):

                    See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                             For the Six    For the
                                                                                            Months Ended   Year Ended
                                                                                             April 30,    October 31,
                                                                                               1997           1996
Increase (Decrease) in Net Assets:

Operations:       Investment income -- net                                                    $8,509,967   $17,028,803
                  Realized gain on investments -- net                                          1,854,000       709,173
                  Change in unrealized appreciation on investments -- net                     (6,089,619)    1,986,386
                                                                                           ------------- -------------
                  Net increase in net assets resulting from operations                         4,274,348    19,724,362
                                                                                           ------------- -------------

Dividends to      Investment income -- net:
Shareholders      Common Stock                                                                (7,020,501)  (13,706,880)
(Note 1f):        Preferred Stock                                                             (1,690,200)   (3,417,420)
                                                                                           ------------- -------------
                  Net decrease in net assets resulting from dividends to shareholders         (8,710,701)  (17,124,300)
                                                                                           ------------- -------------

Net Assets:       Total increase (decrease) in net assets                                     (4,436,353)    2,600,062
                  Beginning of period                                                        338,202,760   335,602,698
                                                                                           ------------- -------------
                  End of period*                                                            $333,766,407  $338,202,760
                                                                                           ============= =============
                  * Undistributed investment income -- net                                    $1,639,609    $1,840,343
                                                                                           ============= =============

                  See Notes to Financial Statements.





Financial Highlights
                                                                For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.           Ended
                                                               April 30,          For the Year Ended October 31,
                                                                 1997          1996        1995        1994        1993

Increase (Decrease) in Net Asset Value:

Per Share         Net asset value, beginning of period            $14.59        $14.43      $12.88      $15.68      $13.25
Operating                                                      ---------     ---------   ---------   ---------   ---------
Performance:      Investment income -- net                           .52          1.04        1.09        1.10        1.10
                  Realized and unrealized gain (loss) on
                  investments -- net                                (.26)          .17        1.53       (2.81)       2.45
                                                               ---------     ---------   ---------   ---------   ---------
                  Total from investment operations                   .26          1.21        2.62       (1.71)       3.55
                                                               ---------     ---------   ---------   ---------   ---------
                  Less dividends and distributions to
                  Common Stock shareholders:
                  Investment income -- net                          (.43)         (.84)       (.84)       (.89)       (.93)
                  Realized gain on investments -- net                 --            --          --        (.02)       (.02)
                                                               ---------     ---------   ---------   ---------   ---------
                  Total dividends and distributions to Common
                  Stock shareholders                                (.43)         (.84)       (.84)       (.91)       (.95)
                                                               ---------     ---------   ---------   ---------   ---------
                  Effect of Preferred Stock activity:
                  Dividends and distributions to
                  Preferred Stock shareholders:
                  Investment income -- net                          (.10)         (.21)       (.23)       (.18)       (.17)
                  Realized gain on investments -- net                 --            --          --          --+         --+
                                                               ---------     ---------   ---------   ---------   ---------
                  Total effect of Preferred Stock activity          (.10)         (.21)       (.23)       (.18)       (.17)

                  Net asset value, end of period                  $14.32        $14.59      $14.43      $12.88      $15.68
                                                               =========     =========   =========   =========   =========
                  Market price per share, end of period           $13.75        $13.75      $12.63      $11.25      $15.00
                                                               =========     =========   =========   =========   =========


Total Investment  Based on market price per share                   3.12%++++    15.84%      20.01%    (19.71%)       7.48%
Return:**                                                      =========     =========   =========   =========   =========
                  Based on net asset value per share                1.21%++++     7.54%      19.81%    (12.06%)      26.13%
                                                               =========     =========   =========   =========   =========

Ratios to Average  Expenses, net of reimbursement                    .66%*         .67%        .70%        .68%        .63%
Net Assets:***                                                 =========     =========   =========   =========   =========
                   Expenses                                          .66%*         .67%        .70%        .68%        .64%
                                                               =========     =========   =========   =========   =========
                   Investment income -- net                         5.08%*        5.06%       5.45%       5.34%       5.27%
                                                               =========     =========   =========   =========   =========

Supplemental       Net assets, net of Preferred Stock, end
Data:              of period (in thousands)                     $233,766      $238,203    $235,603    $210,255    $256,105
                                                               =========     =========   =========   =========   =========
                   Preferred Stock outstanding, end of period
                   (in thousands)                               $100,000      $100,000    $100,000    $100,000    $100,000
                                                               =========     =========   =========   =========   =========
                   Portfolio turnover                              35.60%        79.39%      83.26%      38.06%      15.17%
                                                               =========     =========   =========   =========   =========

Leverage:          Asset coverage per $1,000                      $3,338        $3,382      $3,356      $3,103      $3,561
                                                               =========     =========   =========   =========   =========

Dividends          Series A -- Investment income -- net             $438          $882        $912        $684        $644
Per Share on                                                   =========     =========   =========   =========   =========
Preferred Stock    Series B -- Investment income -- net             $407          $826        $967        $788        $740
Outstanding:++                                                 =========     =========   =========   =========   =========

                *    Annualized.
                **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                     may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
                +    Amount is less than $.01 per share.
                ++   Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                ++++ Aggregate total investment return.

                See Notes to Financial Statements.




MuuniYield California Insured Fund, Inc.                      April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income.
Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $112,986,968 and $139,218,808, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:

                                  Realized    Unrealized
                                   Gains     Gains (Losses)

Long-term investments           $1,854,000     $10,200,230
Short-term investments                  --            (945)
                               -----------     -----------
Total                           $1,854,000     $10,199,285
                               ===========     ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $10,199,285, of which $11,590,838 related to appreciated securities and $1,391,553 related to depreciated securities. The aggregate cost as of April 30, 1997 for Federal income tax purposes was $320,128,577.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 16,328,873. At April 30, 1997, total paid-in capital amounted to $229,306,260.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.57% and Series B, 4.00%.

As of April 30, 1997, there were 4,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $53,268 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a capital loss carryforward of approximately $4,405,000, of which $18,000 expires in 2002 and $4,387,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068504 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MIC